                                                                     Exhibit 4.1


--------------------------------------------------------------------------------


                            NATIONAL HEALTHCARE L.P.

                                   $30,000,000

             6.0% Convertible Senior Subordinated Debenture due 2000



                                    INDENTURE



                           Dated as of August 29, 1995




                          FIRST AMERICAN NATIONAL BANK,
                                   AS TRUSTEE




--------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE

                            NATIONAL HEALTHCARE L.P.


Trust Indenture
  Act Section                                                Indenture
---------------                                              ---------
ss.310  (a)(1)                                               7.10
        (a)(2)                                               7.10
        (a)(3)                                               Not Applicable
        (a)(4)                                               Not Applicable
        (b)                                                  7.08; 7.10; 13.02
        (c)                                                  Not Applicable
ss.311  (a)                                                  7.11
        (b)                                                  7.11
        (c)                                                  Not Applicable
ss.312  (a)                                                  2.12
        (b)                                                  13.03
        (c)                                                  13.03
ss.313  (a)                                                  7.06
        (b)(1)                                               Not Applicable
        (b)(2)                                               7.06
        (c)                                                  7.06; 13.02
        (d)                                                  7.06
ss.314  (a)                                                  4.02; 13.02
        (b)                                                  Not Applicable
        (c)(1)                                               13.04
        (c)(2)                                               13.04
        (c)(3)                                               Not Applicable
        (d)                                                  Not Applicable
        (e)                                                  13.05
        (f)                                                  Not Applicable
ss.315  (a)                                                  7.01(b)
        (b)                                                  7.05; 13.02
        (c)                                                  7.01(a)
        (d)                                                  7.01(c)
        (e)                                                  6.10
ss.316  (a)(last sentence)                                   13.06
        (a)(1)(A)                                            6.05
        (a)(1)(B)                                            6.04
        (a)(2)                                               Not Applicable
        (b)                                                  6.06
ss.317  (a)(1)                                               6.07
        (a)(2)                                               6.08
        (b)                                                  2.05
ss.318  (a)                                                  12.01

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                               Page
ARTICLE 1           DEFINITIONS AND INCORPORATION BY REFERENCE....................................................2
                    SECTION 1.01            Definitions...........................................................2
                    SECTION 1.02            Other Definitions.....................................................9
                    SECTION 1.03            Incorporation by Reference to Trust Indenture Act.....................9
                    SECTION 1.04            Rules of Construction................................................10

ARTICLE 2           THE SECURITIES...............................................................................10
                    SECTION 2.01            Dating; Incorporation of Form in Indenture...........................10
                    SECTION 2.02            Execution and Authentication.........................................10
                    SECTION 2.03            Global Securities....................................................11
                    SECTION 2.04            Registrar and Agents.................................................12
                    SECTION 2.05            Paying Agent to Hold Money in Trust..................................12
                    SECTION 2.06            Transfer and Exchange................................................13
                    SECTION 2.07            Replacement Securities...............................................14
                    SECTION 2.08            Outstanding Securities...............................................14
                    SECTION 2.09            Temporary Securities.................................................14
                    SECTION 2.10            Cancellation.........................................................15
                    SECTION 2.11            Defaulted Interest...................................................15
                    SECTION 2.12            Securityholder Lists.................................................15
                    SECTION 2.13            Persons Deemed Owners................................................16
                    SECTION 2.14            CUSIP Number.........................................................16

ARTICLE 3           REDEMPTION...................................................................................16
                    SECTION 3.01            Right of Redemption; Notices to Trustee..............................16
                    SECTION 3.02            Selection of Securities to be Redeemed...............................17
                    SECTION 3.03            Notice of Redemption by the Company..................................17
                    SECTION 3.04            Effect of Notice of Redemption.......................................19
                    SECTION 3.05            Deposit of Redemption Price. ........................................19
                    SECTION 3.06            Securities Redeemed in Part. ........................................19
                    SECTION 3.07            Termination of Rights................................................19

ARTICLE 4           COVENANTS....................................................................................20
                    SECTION 4.01            Payment of the Securities............................................20
                    SECTION 4.02            Commission Reports...................................................20
                    SECTION 4.03            Distributions........................................................20
                    SECTION 4.04            Notice of Default....................................................21
                    SECTION 4.05            Compliance Certificates. ............................................21

                    SECTION 4.06            Reserved.............................................................21
                    SECTION 4.07            Additional Indebtedness..............................................21
                    SECTION 4.08            Preservation of Existence............................................22
                    SECTION 4.09            Payment of Obligations...............................................22
                    SECTION 4.10            Compliance with Laws.................................................22
                    SECTION 4.11            Registration and Listing.............................................23
                    SECTION 4.12            Transactions with Affiliates.........................................23
                    SECTION 4.13            No Inconsistent Agreements...........................................23

ARTICLE 5           SUCCESSOR CORPORATION........................................................................23
                    SECTION 5.01            When Company May Merge, etc..........................................23
                    SECTION 5.02            Successor Corporation or Trust Substituted...........................24

ARTICLE 6           DEFAULTS AND REMEDIES........................................................................25
                    SECTION 6.01            Events of Default....................................................25
                    SECTION 6.02            Acceleration.........................................................26
                    SECTION 6.03            Other Remedies.......................................................27
                    SECTION 6.04            Waiver of Defaults and Events of Default.............................27
                    SECTION 6.05            Control by Majority..................................................27
                    SECTION 6.06            Rights of Holders to Receive Payment.................................27
                    SECTION 6.07            Collection Suit by Trustee...........................................28
                    SECTION 6.08            Trustee May File Proofs of Claim.....................................28
                    SECTION 6.09            Priorities...........................................................29
                    SECTION 6.10            Undertaking for Costs................................................29
                    SECTION 6.11            Limitations on Suits.................................................29

ARTICLE 7           TRUSTEE......................................................................................30
                    SECTION 7.01            Duties of Trustee....................................................30
                    SECTION 7.02            Rights of Trustee....................................................31
                    SECTION 7.03            Individual Rights of Trustee.........................................32
                    SECTION 7.04            Trustee's Disclaimer.................................................32
                    SECTION 7.05            Notice of Defaults...................................................32
                    SECTION 7.06            Reports by Trustee to Holders........................................33
                    SECTION 7.07            Compensation and Indemnity...........................................33
                    SECTION 7.08            Replacement of Trustee...............................................34
                    SECTION 7.09            Successor Trustee by Merger, etc.....................................35
                    SECTION 7.10            Eligibility; Disqualification........................................35
                    SECTION 7.11            Preferential Collection of Claims Against Company....................35

ARTICLE 8           SATISFACTION AND DISCHARGE OF INDENTURE......................................................35
                    SECTION 8.01            Satisfaction, Discharge and Defeasance of the Securities.............35
                    SECTION 8.02            Satisfaction and Discharge of Indenture..............................36

                    SECTION 8.03            Survival of Certain Obligations......................................37
                    SECTION 8.04            Application of Trust Money...........................................37
                    SECTION 8.05            Paying Agent to Repay Monies Held....................................38
                    SECTION 8.06            Return of Unclaimed Monies...........................................38
                    SECTION 8.07            Reinstatement........................................................38

ARTICLE 9           SUPPLEMENTAL INDENTURES......................................................................39
                    SECTION 9.01            Supplemental Indentures Without Consent of Holders...................39
                    SECTION 9.02            Supplemental Indentures with Consent of Holders......................39
                    SECTION 9.03            Compliance with Trust Indenture Act..................................41
                    SECTION 9.04            Revocation and Effect of Consents....................................41
                    SECTION 9.05            Notation on or Exchange of Securities................................41
                    SECTION 9.06            Effect of Supplemental Indentures....................................42
                    SECTION 9.07            Reference in Securities to Supplemental Indentures...................42

ARTICLE 10          CONVERSION OF SECURITIES.....................................................................42
                    SECTION 10.01           Right of Conversion; Conversion Price. ..............................42
                    SECTION 10.02           Issuance of Units on Conversion. ....................................43
                    SECTION 10.03           Payment of Interest..................................................43
                    SECTION 10.04           Adjustment of Conversion Price. .....................................43
                    SECTION 10.05           Notice of Adjustment of Conversion Price.............................48
                    SECTION 10.06           Notice of Certain Corporate Action...................................48
                    SECTION 10.07           Taxes on Conversions.................................................49
                    SECTION 10.08           Fractional Units.....................................................50
                    SECTION 10.09           Cancellation of Converted Securities.................................50
                    SECTION 10.10           Provisions in Case of Consolidation, Merger or Sale of Assets........50
                    SECTION 10.11           Disclaimer by Trustee of Responsibility for Certain Matters..........51
                    SECTION 10.12           Covenant to Reserve Units............................................51

ARTICLE 11          CHANGE IN CONTROL............................................................................52
                    SECTION 11.01           Change of Control Offer..............................................52
                    SECTION 11.02           Definition of Change of Control......................................52
                    SECTION 11.03           Notice of Offer......................................................54

ARTICLE 12          SUBORDINATION; SENIORITY.....................................................................55
                    SECTION 12.01           Securities Subordinated to Senior Indebtedness.......................55
                    SECTION 12.02           Company Not to Make Payments with Respect to Securities in
                                            Certain Circumstances................................................56
                    SECTION 12.03           Subrogation of Securities............................................57
                    SECTION 12.04           Authorization by Holders of Securities...............................59
                    SECTION 12.05           Notices to Trustee...................................................59
                    SECTION 12.06           Trustee's Relation to Senior Indebtedness............................60

                    SECTION 12.07           No Impairment of Subordination.......................................60
                    SECTION 12.08           Article 12 Not To Prevent Events of Default..........................60
                    SECTION 12.09           Paying Agents other than the Trustee.................................60
                    SECTION 12.10           Securities Senior to Subordinated Indebtedness.......................61
                    SECTION 12.11           Holder's Relation to Senior Indebtedness.............................61

ARTICLE 13          MISCELLANEOUS................................................................................61
                    SECTION 13.01           Trust Indenture Act Controls.........................................61
                    SECTION 13.02           Notices..............................................................61
                    SECTION 13.03           Communications by Holders with Other Holders.........................63
                    SECTION 13.04           Certificate and Opinion as to Conditions Precedent...................63
                    SECTION 13.05           Statements Required in Certificate and Opinion.......................63
                    SECTION 13.06           Rules by Trustee and Agents..........................................63
                    SECTION 13.07           Record Date..........................................................64
                    SECTION 13.08           Legal Holidays.......................................................64
                    SECTION 13.09           Governing Law........................................................64
                    SECTION 13.10           No Adverse Interpretation of Other Agreements........................64
                    SECTION 13.11           No Recourse Against Others...........................................64
                    SECTION 13.12           Successors...........................................................64
                    SECTION 13.13           Multiple Counterparts................................................64
                    SECTION 13.14           Table of Contents, Headings, etc.....................................65
                    SECTION 13.15           Severability.........................................................65

         INDENTURE dated as of August __, 1995, by and between National HealthCare L.P., a Delaware limited partnership ("Company"), and First American National Bank, a national banking association ("Trustee").

                             RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the creation of its 6.0% Convertible Senior Subordinated Debentures due 2000 (the "Securities") and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with the terms hereof and the terms of the Securities, have been done.

         NOW THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the
Securities:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01     Definitions.

         "Additional Interest" means any and all additional interest paid on the Note on or before May 12, 1995 in an amount equal to the amount by which (i) the aggregate amount of all distributions of cash or cash equivalents on or with respect to Units ("Cash Distribution") made during the 12-month period ending on the last day of any fiscal quarter (the "Relevant Period") and received by a holder of the number of Units for which the Note was convertible on the record date for such Cash Distributions, less all amounts of Additional Interest, if any, actually paid (whether or not to the current holder) with respect to the Note during the Relevant Period, exceeds (ii) the amount of interest that accrued (whether or not paid) on the Note pursuant to the Note during the Relevant Period.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

         "Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

         "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Managing General Partner of the Company or any committee of the Board.

         "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

         "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock, all preferred stock and all limited partnership units.

         "Closing Price" means with respect to the Units on any day, (i) the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or (ii) if the Units are not listed or admitted to trading on the American Stock Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the limited partnership units are listed or admitted to trading, or (iii) if the Units are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any American Stock Exchange member firm selected from time to time by the Company for that purpose.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Nashville, Tennessee.

         "Credit Agreement" shall mean the Loan Agreements, Indentures of Trust, Guarantees and other documents relating to Company indebtedness with or to State Street Bank and Trust Company of Connecticut, Third National Bank in Nashville and/or the Toronto Dominion Bank, as any of such documents may be amended, modified or replaced from time to time.

         "Current Market Price" per Unit shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the Units for the twenty trading days immediately preceding such date (if no Market Price is available for any given trading day, such trading day shall not be included in the determination of the Current Market Price), and (b) if the Units are not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, a market price per share determined at the Company's expense by an appraiser chosen by the holders of a majority of the Securities with the consent of the Company, which consent shall not be unreasonably withheld or, if no such appraiser is so chosen more than twenty business days after notice of the necessity of such calculation shall have been delivered by the Company to the Trustee and the holders of the Securities, then by an appraiser chosen by the Company.

         "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depository" means, with respect to the Securities issuable or issued in whole or in part in global form, The Depository Trust Company, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depository" shall mean or include such successor.

         "Dollar" or "$" means the lawful currency of the United States of America.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles in effect at the time of determination.

         "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means as to any Person (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps and similar agreements under which payments are obligated to be made, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) any Contingent Obligation for any of the foregoing.

         "Indenture" means this Indenture as originally executed or, if amended or supplemented as provided in Article 9, as amended or supplemented from time to time.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

         "Managing General Partner" has the meaning assigned to that term in the Amended and Restated Agreement of Limited Partnership of the Company, and, as of the date hereof, is NHC, Inc., a Tennessee corporation.

         "Market Price" shall mean, per Unit, on any date specified herein: (a) the closing price per share of the Units on such date published in the Wall Street Journal or, if no such closing price on such date is published in the Wall Street Journal, the closing price on such date, as officially reported on the principal national securities exchange on which the Units are then listed or admitted to trading; or (b) if the Units are not then listed or admitted to trading on any national securities exchange but are designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price (the closing sale price) of the Units on such date; or
(c) if there shall have been no trading on such date or if the Units are not so designated, the average of the reported closing bid and asked prices of the Units, on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System (NASDAQ) and reported by any member firm of the American Stock Exchange, Inc.
selected by the Company.

         "Note" means the Note dated May 12, 1992 in the principal amount of $30,000,000 issued by the Company and which was converted into the Securities.

         "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company. See Sections 13.04 and 13.05.

         "Opinion of Counsel" means a written opinion from Harwell, Howard, Gabbert & Manner or any other legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 13.04 and 13.05.

         "Outstanding" when used with respect to the Securities means, as of the date of the determination, all Securities theretofore authenticated and delivered under this Indenture except:

                  (a) Securities theretofore canceled by the Trustee or the Conversion Agent or delivered to the Trustee or the Conversion Agent for cancellation upon conversion or otherwise;

                  (b) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

                  (c) Securities discharged in accordance with Article 8 of this Indenture; and

                  (d) Securities described in Section 2.08 of this Indenture as not Outstanding;

provided, that in determining whether the Securityholders of the requisite principal amount of Outstanding Securities are present at a meeting of Securityholders for quorum purposes or have voted or taken or concurred in any action under this Indenture, including the making of any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer of the Trustee actually knows to be so owned shall be disregarded.

         "Person" means any individual, firm, corporation, partnership, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

         "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture which date must be a Business Day.

         "Redemption Price", when used with respect to any Security to be redeemed,has the meaning assigned thereto in Section 3.01 hereof.

         "Securities" means the securities in the form of Exhibit A hereto that are issued under this Indenture as amended or supplemented from time to time, pursuant to this Indenture.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

                  (a) all indebtedness of the Company for money borrowed arising under or in connection with any of the Credit Agreements, as amended and as any of them may be further amended or modified from time to time, and all renewals, extensions, refundings or refinancings of such indebtedness incurred with financial institutions, insurance companies or other institutional lenders, (any such indebtedness and renewals, extensions, refundings or refinancings thereof, "Senior Institutional Indebtedness");

                  (b) all indebtedness of the Company for money borrowed other than Senior Institutional Indebtedness (including, without limitation, any indebtedness secured by a mortgage, conditional sales contract or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or
(ii) existing on property at the time of acquisition thereof);

                  (c) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities sold by the Company for money;

                  (d) all lease obligations of the Company which are capitalized on the books of the Company in accordance with generally accepted accounting principles;

                  (e) all indebtedness of others of the kinds described in either of the preceding clauses (b) or (c) and all lease obligations of others of the kind described in the preceding clause (d) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise.

                  (f) all indebtedness of any subsidiary of the Company or of National Health Investors, Inc., for which the Company is liable as a guarantor;

                  (g) all renewals, extensions, refundings or refinancings of indebtedness of the kinds described in any of the preceding clauses (b), (c),
(e) and (f) and all renewals or extensions of lease obligations of the kinds described in either of the preceding clauses (d) and (e);

                  (h) interest accruing subsequent to the filing of a petition initiating any bankruptcy, insolvency or similar proceeding with respect to any indebtedness or lease obligation of the Company;

                  (i) all obligations of the Company in respect of any rate hedging agreement entered into with any holder of any Senior Indebtedness; and

                  (j) all fees, expenses, reimbursements and other amounts payable to holders of Senior Indebtedness under the terms of the instrument or lease creating or evidencing the same,

unless in the case of any particular indebtedness, lease, renewal, extension, refunding or refinancing, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension, refunding or refinancing is or such fees, expenses, reimbursements or other amounts are, not senior in right of payment to the Securities or is or are expressly subordinate by its or their terms in right of payment to all other indebtedness of the Company.

         "Subsidiary" means, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such person.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss. ss. 7aaa-77bbbb) as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture.

         "Trustee" means the entity named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

         "Trust Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any Trust Officer or assistant Trust Officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "United States" means the United States of America.

         "Units" means the limited partnership units of the Company.

SECTION 1.02     Other Definitions.

         Term                                             Defined in Section
         ----                                             ------------------
         "Change of Control"                                      11.01
         "Change of Control Offer"                                11.01
         "Company Order"                                           2.03
         "Continuing Director"                                    11.02
         "Conversion Agent"                                        2.04
         "Conversion Price"                                       10.01
         "Current Management"                                     11.02
         "Event of Default"                                        6.01
         "Legal Holiday"                                          13.08
         "Paying Agent"                                            2.04
         "Payment or Distribution"                                12.01
         "Recovery Amount"                                         3.01
         "Redemption Price"                                        3.01
         "Registrar"                                               2.04
         "Regular Distribution"                                   10.04
         "Relevant Period"                                         1.01
         "Rule 13e-3 Transaction"                                 10.06
         "Securities"                                           Recitals
         "U.S. Government Obligations"                             8.01

SECTION 1.03     Incorporation by Reference to Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939 (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

SECTION 1.04     Rules of Construction.

         Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles in effect as of the time as to which such accounting principles are to be applied;

         (3) "or" is not exclusive; and

         (4) words in the singular include the plural, and in the plural include the singular.

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01     Dating; Incorporation of Form in Indenture.

         The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture, and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions to be bound thereby.

SECTION 2.02     Execution and Authentication.

         Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

         A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $30,000,000 upon execution of the Indenture and a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company (a "Company Order"). The aggregate principal amount of securities Outstanding at any time may not exceed that amount except as provided in Section 2.07.

         The Trustee may appoint (at the expense of the Company) an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         The Securities may be issued in registered form without coupons. The Securities shall be issuable only in denominations of $1,000 principal amount and any integral multiple thereof.

SECTION 2.03     Global Securities.

         The Securities may be issued initially in the form of one or more permanent global securities in definitive, fully registered form without interest coupons, with the global securities legend (a "Global Security"), which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depository, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

         The Company shall execute and the Trustee shall, upon receipt of an Officers' Certificate, in accordance with this Section 2.03 and Section 2.02, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian or the Depository or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         Except as otherwise specifically provided, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of definitive Securities.

SECTION 2.04     Registrar and Agents.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), an office or agency where Securities may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

         The Company may change any Paying Agent, Registrar, Conversion Agent or Co-Registrar on sixty (60) days' prior written notice to the Trustee. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.

SECTION 2.05     Paying Agent to Hold Money in Trust.

         Prior to each due date of the principal of, premium if any, and interest on any Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holders of Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee in writing of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company or a Subsidiary thereof) shall have no further liability for the money.

         The final installment of principal of and premium, if any, on this Security shall be payable only upon surrender of this Security at the address of the Trustee's Corporate Trust Office in New York, New York. Payments of principal of and premium, if any, and interest on this Security shall be made at the address of the Trustee's Corporate Trust Office in New York, New York, or, in the case of any such payments other than the final payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Company's register.

SECTION 2.06     Transfer and Exchange.

         When a Security is presented to the Registrar or a co-registrar with a request to register the transfer, the Registrar or co-registrar shall register the transfer as requested and when Securities are presented to the Registrar or a co-registrar with a request to exchange them for a like aggregate principal amount of Securities in other authorized denominations, the Registrar shall make the exchange as requested, provided that every Security presented or surrendered for registration or transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney-in-fact duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Securities at the Registrar's or co-registrar's written request. No service charge shall be made to a Securityholder for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.09, 3.06, 9.05 or 10.02 not involving any transfer.

         The Registrar shall not be required (i) to issue, register the transfer of, or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under
Section 3.02 and ending at the close of business on the day of selection, (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to register the transfer or exchange of any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day interest is to be paid on Securities.

SECTION 2.07     Replacement Securities.

         If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security is replaced. The Company may charge for its expense in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its sole discretion may, instead of issuing a new Security, pay or authorize the payment or convert or authorize the conversion of such Security.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

SECTION 2.08     Outstanding Securities.

         Securities Outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not Outstanding.

         If a Security is replaced pursuant to Section 2.07, it ceases to be Outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue.

         A Security does not cease to be Outstanding because the Company or an Affiliate holds the Security.

SECTION 2.09     Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities upon written order of the Company signed by two Officers. Until so exchanged, temporary Securities represent the same rights as definitive Securities. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities meet the requirements of the second sentence of this Section 2.09.

SECTION 2.10     Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or conversion and destroy canceled Securities in accordance with its customary destruction procedures and deliver a certificate of such destruction to the Company unless the Company directs the Trustee in writing prior to such destruction to deliver canceled Securities to the Company. Subject to Sections 2.07, 3.06 and the second paragraph of Section 10.02, the Company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation or that a Securityholder has converted pursuant to Article 10 hereof.

SECTION 2.11     Defaulted Interest.

         If the Company defaults in a payment of interest on Securities, it shall pay the defaulted interest to the Persons who are Holders of the Securities on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Security a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner if, after prior notice to the Trustee, such payment shall be deemed operationally practicable by the Trustee.

SECTION 2.12     Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities. If the Trustee is not the Registrar, the Company or other obligor, if any, shall furnish to the Trustee at least seven Business Days prior to each quarterly interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

SECTION 2.13     Persons Deemed Owners.

         Prior to presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.14     CUSIP Number.

         The Company may use a "CUSIP" number when issuing Securities, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.01     Right of Redemption; Notices to Trustee.

         (a) Except as otherwise provided herein and in the Securities, the Company shall not have any right to prepay or redeem the Securities. On and after January 1, 1998 or, if the Company shall have elected to be taxable as a corporation and as of the Redemption Date the Current Market Price of the aggregate number of Units into which the Securities to be redeemed shall be convertible as of the Redemption Date shall equal or exceed the Recovery Amount (defined below), on or after May 12, 1996, the Company shall have the right, at any time and from time to time at its sole option and election, to redeem the Securities, in whole or in part, in integral multiples of $10,000,000 by Outstanding principal amount at a price (the "Redemption Price") equal to (i) the Outstanding principal amount of the Securities to be redeemed plus (ii) an amount equal to all accrued and unpaid interest thereon, whether or not currently payable, to the applicable Redemption Date, in cash or other immediately available funds. For purposes hereof, "Recovery Amount" shall mean the amount by which (i) the amount that results from compounding the principal amount of the Securities to be redeemed at a rate of 25 percent per annum from the date of issuance of the Securities to the Redemption Date exceeds (ii) the amount that results from compounding all amounts of interest paid, including Additional Interest, and other distributions made with respect to the principal amount of the Securities to be redeemed on or prior to the Redemption Date at a rate of 25 percent per annum from, in the case of each such payment of interest or other distribution, the date such payment or other distribution is made to the Redemption Date. The election of the Company to redeem any Securities pursuant to this Section shall be evidenced by a Board Resolution. The Company shall, at least 30, but not more than 60, days prior to the Redemption Date which shall be a Business Day fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and, in the case of any redemption at the election of the Company of less than all the Securities, of the principal amount of Securities to be redeemed.

         (b) If the Company wants to redeem the Securities pursuant to the optional redemption provisions of this Section 3.01, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed. The notice shall be in writing and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture and the provisions of the applicable Board Resolution, if any, and in the Securities.

SECTION 3.02     Selection of Securities to be Redeemed.

         If less than all the Securities are to be redeemed by the Company on the Redemption Date, the Trustee shall select the Securities to be redeemed in the manner required by the principal securities exchange on which the Securities are then listed for trading or, if the Securities are not so listed or no manner of selection is required, pro rata based on the registered holdings of each Holder. The Trustee shall promptly notify the Company of the Securities to be so called for redemption. The Trustee shall make the selection from Securities Outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions thereof selected shall aggregate at least $10,000,000 in principal amount. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee's selection of Securities for redemption by any method authorized by this Section 3.02 shall be conclusively deemed reasonable.

         Upon any redemption of less than all the Securities, the Company and the Trustee, for the purpose of selecting Securities to be redeemed, may treat as Outstanding any Securities surrendered for conversion during the period of 15 days next preceding the selection of the Securities and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

SECTION 3.03     Notice of Redemption by the Company.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

         In order to facilitate the redemption of the Securities, the Board of Directors may fix a record date for the determination of the Securities to be redeemed, or may cause the transfer books of the Company for the Securities to be closed, not more than 60 days or less than 30 days prior to the date fixed for such redemption.

         The notice shall identify the Securities to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the Conversion Price;

         (4)      the name and address of the Paying Agent and the Conversion
                  Agent;

         (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (6) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

         (7) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued;

         (8) any conversion rights with respect to the Securities and the applicable procedures required to be followed in connection with a conversion of Securities; and

         (9) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date and, if not converted prior to the close of business on the Redemption Date, the right of conversion will be lost.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Security, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.

SECTION 3.04     Effect of Notice of Redemption.

         Once notice of redemption is mailed, Securities called for redemption become due and payable on the applicable Redemption Date and at the applicable Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

SECTION 3.05     Deposit of Redemption Price.

         On or before the Redemption Date with respect to the Securities, the Company shall deposit with the Paying Agent (which for purposes of this Section only shall be a bank or trust company in the Borough of Manhattan, the City of New York, having a capital and surplus of at least $100,000,000) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money so received not required for that purpose.

SECTION 3.06     Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07     Termination of Rights.

         Notice of redemption having been given as aforesaid, upon the deposit of funds pursuant to Section 3.05 in respect of Securities to be redeemed pursuant to Section 3.01, notwithstanding that any such Securities themselves shall not have been surrendered for cancellation, from and after the date of redemption designated in the notice of redemption (i) that portion of the principal amount of the Securities that is to be redeemed shall no longer be deemed Outstanding, (ii) the rights to receive interest thereon shall cease to accrue and (iii) all rights of the Holders of Securities to be redeemed shall cease and terminate with respect to that portion of the principal amount of the Securities that is to be redeemed, excepting only the right to receive the Redemption price therefor and the right to convert such Securities into Units until the close of business on the Redemption Date, in accordance with Article 10; provided, however, that if the Company shall default in the payment of the Redemption Price, that portion of the principal amount of the Securities that was to be redeemed shall thereafter be deemed to be Outstanding and the Holders thereof shall have all of the rights of a Holder of Securities until such time as such default shall no longer be continuing or shall have been waived by Holders of at least 66-2/3% of the then Outstanding principal amount of all Securities.

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01     Payment of the Securities.

         The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture in immediately available funds in Dollars. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02     Commission Reports.

         So long as the Securities remain Outstanding, the Company shall file with the Trustee and mail to the Holders at their addresses appearing in the register of Securities maintained by the Registrar, promptly after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If at anytime the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder, the Company shall deliver to such Holder information of the type that would satisfy the requirement of subsection (d)(4)(i) of Rule 144A (or any similar successor provision) under the Securities Act of 1933, as amended. The Company shall also comply with the other provisions of TIA ss. 314(a).

         So long as the Securities remain Outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to shareholders to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.03     Distributions.

         In the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement, or other property or assets) on or with respect to the Units other than a Regular Distribution, distributions that result in the payment of Additional Interest or a dividend or distribution paid solely in Units, then the Board of Directors shall declare, and the Holders shall be entitled to receive, a distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of Units into which the Securities are convertible on the record date for such dividend or distribution. Any such amount shall be paid to the Holders at the same time such dividend or distribution is made to holders of Units.

SECTION 4.04     Notice of Default.

         The Company will, so long as any Securities are Outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05     Compliance Certificates.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, that:

         (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision;

         (2) to the best of his knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status thereof; and

         (3) the conversion price then in effect.

         The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

SECTION 4.06     Reserved.

SECTION 4.07     Additional Indebtedness.

         The Company hereby covenants and agrees that, so long as any amount is outstanding on any of the Securities, the Company will not, without the consent of a majority in outstanding principal amount of the Securities, create, assume, incur or in any manner become or remain liable in respect of any Indebtedness other than Senior Indebtedness, that by its terms is expressly subordinate in right of payment to the Senior Indebtedness unless by its terms such Indebtedness is expressly junior to, or pari passu with, the Securities in right of payment.

SECTION 4.08     Preservation of Existence.

         The Company shall, and shall cause each of its Subsidiaries to:

                  (a) preserve and maintain in full force and effect its partnership or corporate existence and good standing under the laws of its jurisdiction or organization except as permitted by Section 4.12;

                  (b) preserve and maintain in full force and effect all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business; and

                  (c) use its reasonable efforts to preserve its business organization.

SECTION 4.09     Payment of Obligations.

         The Company shall, and shall cause its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including without limitation:

                  (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

                  (b) all lawful claims which the Company and each of its Subsidiaries is obligated to pay, which are due and which, if unpaid, might by law become a lien upon its property; and

                  (c) all payments of principal and interest when due (giving effect to any grace periods relating thereto) on Indebtedness.

SECTION 4.10     Compliance with Laws.

         The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all requirements of law and with the directions of any governmental authority having jurisdiction over it or its business, except such as to which such failure to comply would not have a material adverse effect on the condition of the Company.

SECTION 4.11     Registration and Listing.

         The Company will in good faith endeavor to maintain the registration of the Units reserved for conversion of the Securities under Federal Securities Laws or state or other applicable law. So long as the Units are listed on the American Stock Exchange or quoted or listed on any other national securities exchange, the Company will, if permitted by the rules of such system or exchange, quote or list and keep quoted or listed on such exchange, upon official notice of issuance, all Units issuable or deliverable upon conversion of the Securities.

SECTION 4.12     Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of the business of the Company or such Subsidiary and on terms no less favorable to the Company or such Subsidiary than those the Company or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary; provided, however, that National Health Investors, Inc. shall not be considered an Affiliate of the Company or any of its Subsidiaries for purposes of this Section 4.12.

SECTION 4.13     No Inconsistent Agreements.

         Neither the Company nor any of its Subsidiaries shall enter into any loan or other agreement, or enter into any amendment or other modification to any currently existing agreement, which by its terms restricts or prohibits the ability of the Company to issue Units upon conversion of the Securities or to pay interest on the Securities in accordance with this Indenture and terms of the Securities; provided, however, that the foregoing shall not prevent the Company from entering into loan or other agreements that contain, or any amendment or other modification to any currently existing credit agreement to provide, restrictions on the ability of the Company to optionally redeem or prepay the Securities, following the occurrence of a default or event of default under such agreements.

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

SECTION 5.01     When Company May Merge, etc.

         The Company shall not merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whenever acquired), and the Company shall not allow any of its Subsidiaries to merge or consolidate with or into any other Person except another Subsidiary of the Company, except that the Company may consolidate or merge with or into, or sell all or substantially all of its assets to, any Person if: (i) the resulting, surviving or transferee Person is a solvent corporation or partnership which assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; (ii) such corporation or partnership is organized and existing under the laws of the United States, a State thereof or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, (iv) the resulting, surviving or transferee Person shall have a consolidated net worth at least equal to the consolidated net worth of the Company immediately prior to such transaction and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.

SECTION 5.02     Successor Corporation or Trust Substituted.

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation or trust formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or trust has been named as the Company herein. The Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities; and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of National HealthCare L.P., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the Officers to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued at the date of the execution hereof.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01     Events of Default.

         An "Event of Default" shall occur if:

                  (1) the Company defaults in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 15 Business Days, whether or not such payment shall be prohibited by the provisions of Section 12 hereof;

                  (2) the Company defaults in the payment of principal of the Securities when the same becomes due and payable at maturity, upon redemption (including pursuant to Section 11.01) or otherwise, whether or not such payment shall be prohibited by the provisions of Section 12 hereof;

                  (3) the Company fails to comply with any agreements or covenants (other than those referred to in clauses 1 or 2 above) in this Indenture or the Securities and, if such failure is capable of being remedied, such failure continues unremedied for 30 days (or if, despite the Company's good faith efforts to remedy such failure, such failure is not remedied within such 30 day period, then if such failure continues unremedied for an additional 60 days) after notice thereof by the Holders of a majority of the then outstanding principal amount of the Securities;

                  (4) the Company or any of its Subsidiaries pursuant to or within the meaning of any United States bankruptcy laws or any applicable bankruptcy, insolvency or similar laws of any other country (a "Bankruptcy Law"):

                           (i)   commences a voluntary case,

                           (ii) consents to the entry of an order for relief against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian of
                  it or for all or substantially all of its property, or

                           (iv) makes a general assignment for the benefit of its creditors;

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company or any of its Subsidiaries in an involuntary case,

                           (ii) appoints a Custodian of the Company or any of its Subsidiaries or for all or substantially all of its property, or

                           (iii) orders the winding up or liquidation of the
                  Company or any of its Subsidiaries and the order or decree remains unstayed and in effect for 60 days;

                  (6) the Company or any of its Subsidiaries defaults in the payment of Indebtedness aggregating in excess of $10,000,000 when due, after any grace periods with respect thereto shall have expired and upon non-waiver by the holders of any such Indebtedness and such default continues unremedied for 30 days, or there has been an acceleration of in excess of $10,000,000 aggregate principal amount of Indebtedness of the Company by the holder thereof following an event of default as defined in any mortgage, indenture, agreement or instrument under which there may be issued or by which there may be secured or evidenced such Indebtedness of the Company, whether such Indebtedness now exists or shall hereafter be created; or

                  (7) a judgment for the payment of money the uninsured portion of which exceeds $10,000,000 shall be rendered against the Company or any of its Subsidiaries and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after the date on which the judgment has been rendered, unless (i) no proceeding for execution of such judgment has been commenced or (ii) any such proceeding has been stayed.

SECTION 6.02     Acceleration.

         If an Event of Default (other than an Event of Default specified in Section 6.01(4) or 6.01(5)) occurs and is continuing with respect to any Securities, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Securities then Outstanding by notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Securities, other than obligations under Section 7.07, shall terminate. If an Event of Default specified in Section 6.01(4) or 6.01(5) occurs, all unpaid principal and accrued interest on the Securities then Outstanding shall become and be immediately due and payable without any declaration on the act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the Outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (x),
(y) and (z).

SECTION 6.03     Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.04     Waiver of Defaults and Events of Default.

         Subject to Section 9.02, the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of the Securities, by written notice to the Trustee may waive a Default or Event of Default with respect to the Securities and its consequences. When a Default or Event of Default is waived with respect to the Securities, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05     Control by Majority.

         The Holders of a majority in principal amount of the Securities then Outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Holders, or for exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders, it being understood that (subject to Section 7.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Securityholders or that may involve the Trustee in personal liability or for which the Trustee does not have adequate indemnification pursuant to Section 7.01(e); provided, that, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06     Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         Notwithstanding any other provision of this Indenture (other than Section 3.01), the right of any Holder of any Security to convert such Security or to bring suit for the enforcement of such right shall not be impaired or affected without the written consent of the Holder.

SECTION 6.07     Collection Suit by Trustee.

         If an Event of Default with respect to any Securities in payment of interest or principal (and premium, if any) specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid on the Securities, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.08     Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

SECTION 6.09     Priorities.

                  If the Trustee collects any money pursuant to this Article 6 with respect to the Securities, it shall pay out the money in the following order:

                  FIRST: to the Trustee for payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due under Section 7.07;

                  SECOND:  to holders of any Senior Indebtedness as required by
                  Article 12; and

                  THIRD: to Holders of Securities for amounts due and unpaid on the Securities for principal of (and premium, if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal (and premium, if any) and interest, respectively; and

                  FOURTH:  to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.09.

SECTION 6.10     Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.06 or a suit by Holders of more than 25% in principal amount of the Securities then Outstanding or a suit by any holder of Senior Indebtedness.

SECTION 6.11     Limitations on Suits.

         Subject to Section 6.06, a Holder of any Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

         (1) the Holder has given the Trustee written notice of a continuing Event of Default;

         (2) the Holders of at least 25% in aggregate principal amount of the Securities make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

         (4) The Trustee does not comply with the request within 60 days after receipt of the notice, request and offer of indemnity; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Securities then Outstanding.

         A Holder of any Security may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.


                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01     Duties of Trustee.

                 (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                 (b) Except during the continuance of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

                    (1) The Trustee need perform only those duties that are specifically set forth in this Indenture, and the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

                  (2) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01 and subject to Sections 315 and 316 of the TIA.

                  (e) Subject to subsection (c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02     Rights of Trustee.

                  (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (3) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of such agents or attorneys appointed with due care and shall not be responsible for their supervision.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (5) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

                  (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

SECTION 7.03     Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections
7.10 and 7.11.

SECTION 7.04     Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee expressly for use in such document.

SECTION 7.05     Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee with respect to the Securities, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its principal Corporate Trust Office in Nashville, Tennessee. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.01(1) or 6.01(2) (provided that the Trustee is the Paying Agent), until a Trust Officer receives written notice thereof from the Company or any Securityholder that such an Event of Default has occurred.

SECTION 7.06     Reports by Trustee to Holders.

         Within 60 days after each May 15 beginning with May 15, 1996, the Trustee, if required by the provisions of TIA ss. 313(a), shall mail to each Securityholder a brief report dated as of May 15 of such year that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), ss. 313(c) and ss. 313(d).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee in writing whenever the Securities become listed or delisted on or from any stock exchange.

SECTION 7.07     Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include, but shall not be limited to, the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the Securities or the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity and the Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee; provided, however, that if the Trustee is advised by counsel that the interests of the Company and the Trustee conflict, the Trustee shall have the right to retain separate counsel.

         The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent, which consent shall not be unreasonably withheld. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy or comparable law.

SECTION 7.08     Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.


         The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then Outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

                  (1)  the Trustee fails to comply with Section 7.10;

                  (2)  the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting with respect to the Securities.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its fees and expenses, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise. A successor Trustee shall mail notice of its succession to each Holder of the Securities.

SECTION 7.09     Successor Trustee by Merger, etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10     Eligibility; Disqualification.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss.310(a)(1). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9).

SECTION 7.11     Preferential Collection of Claims Against Company.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                    ARTICLE 8

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01     Satisfaction, Discharge and Defeasance of the Securities.

         The Company shall be deemed to have paid and discharged the entire indebtedness on the Securities after the date of the deposit referred to in paragraph (a) below, the provisions of this Indenture shall no longer be in effect in respect of the Securities, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness; provided that the following conditions shall have been satisfied:

                  (a) the Company has deposited or caused to be deposited with the Trustee irrevocably as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of all Securities, with reference to this Section 8.01, (i) money or (ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Securities for principal, premium, if any, and interest, if any, to the maturity date of such Securities as such principal, premium, if any, or interest becomes due and payable in accordance with the terms of this Indenture and the Securities;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with all of the Securities, including all fees and expenses of the Trustee; and

                  (c) the Company has delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture, there has been a change in the applicable Federal Income Tax Law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders shall not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (d) the Company has delivered to the Trustee an Opinion of Counsel stating that the satisfaction, discharge and defeasance of the Securities pursuant to this Section 8.01 will not cause the Securities to be delisted from any national securities exchange on which the Securities are then listed, if any.

                  (e) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on the Securities and the discharge of this Indenture and the termination of the Company's obligations hereunder have been complied with.

         "U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

SECTION 8.02     Satisfaction and Discharge of Indenture.

         In addition to its rights under Section 8.01, the Company may terminate all of its obligations under this Indenture when:

                  (a) All of the Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof and (B) Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.05 and Section
         8.06 hereof) have been delivered to the Trustee for cancellation; and

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with the Outstanding Securities, including all fees and expenses of the Trustee.

SECTION 8.03     Survival of Certain Obligations.

         Notwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.01, the respective obligations of the Company specified in Sections 2.04, 2.05, 2.06, 2.07, 2.12, 7.07, 8.05, 8.06, 8.07 and in Article 10
shall survive until the Securities are no longer Outstanding, and after the Securities are no longer Outstanding, or upon compliance with Section 8.02, only the obligations of the Company in such Sections 7.07 and 8.06 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

SECTION 8.04     Application of Trust Money.

         (a) Subject to the provisions of Section 8.06, all money and U.S. Government Obligations deposited with the Trustee for the Securities pursuant to
Section 8.01 or Section 8.02, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Securities pursuant to Section 8.01 or Section 8.02 shall be held in trust and reinvested by the Trustee in U.S. Government Obligations in accordance with the Company's written instructions and applied by the Trustee in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, on the Securities; but such money need not be segregated from other funds except to the extent required by law.

         (b) The Trustee shall deliver or pay to the Company from time to time upon the Company's written request any U.S. Government Obligations, or money held by it as provided in Section 8.01 or Section 8.02 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money were deposited or received.

SECTION 8.05     Paying Agent to Repay Monies Held.

         Upon the satisfaction and discharge of this Indenture with respect to the Securities, all monies then held by any Paying Agent for the benefit of Securities under the provisions of this Indenture shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 8.06     Return of Unclaimed Monies.

         Any monies deposited with or paid to the Trustee or any Paying Agent for the Securities, or then held by the Company in trust, for the payment of any principal, premium, if any, and interest, if any, on the Securities and not applied but remaining unclaimed by the Holders of the Securities for two years after the date upon which the principal of and interest, if any, on the Securities, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by such Trustee or any Paying Agent on written demand by the Company or (if then held by the Company) shall be discharged from such trust; and the Holders of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that, before being required to make any such repayment, such Trustee may, or shall at the written request of the Company, at the expense of the Company, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Securities shall be located and in an financial newspaper of general circulation in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to the Company.

SECTION 8.07     Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations with respect to the Securities in accordance with Section
8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.04; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

SECTION 9.01     Supplemental Indentures Without Consent of Holders.

         The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, to be in a form satisfactory to the Trustee without notice to or consent of any Securityholder for any of the following purposes:

         (1) to comply with Section 5.01; or

         (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

         (3) to add to the covenants of the Company, for the benefit of the Holders of the Securities, or to surrender any right or power herein conferred upon the Company; or

         (4) to add any Events of Default; and

         (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders in any material respect.

         (6) as contemplated by Section 10.10.

         The Trustee shall be entitled to receive upon request an Opinion of Counsel to its satisfaction with respect to any supplement to this Indenture without consent of the Holders that all conditions precedent have been satisfied.

SECTION 9.02     Supplemental Indentures with Consent of Holders.

         With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding affected by such supplemental indenture, the Company, when authorized by Board Resolution, and the Trustee may amend this Indenture or from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, except as otherwise permitted by Section 9.01, or of modifying in any manner the rights of the Holders. Subject to Section 9.04, without the consent of each Holder of Securities affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

         (1) extend the fixed maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security so affected;

         (2) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders then Outstanding affected thereby;

         (3) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security;

         (4) make any Security payable in money other than that stated in the Security;

         (5) make any change in Sections 6.04, 6.06 or 9.02 (this sentence);

         (6) make any change that adversely affects the right to convert any Security; or

         (7) make any change in Article 12 that adversely affects the rights of any Securityholder.

         Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders so affected as the names and addresses of such Holders shall appear on the registry books. Any failure of the Company so to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03     Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04     Revocation and Effect of Consents.

         Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities then Outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (6) of Section 9.02. In that case the amendment, supplement or waiver shall only bind the Holders of a Security or portion of a Security.

SECTION 9.05     Notation on or Exchange of Securities.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms the cost and expense of which will be borne by the Company.

SECTION 9.06     Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.07     Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE 10

                            CONVERSION OF SECURITIES

SECTION 10.01    Right of Conversion; Conversion Price.

         The Holder of any Security shall have the right, at his option, at any time and from time to time (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate at the close of business on the date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this
Article 10, the principal of any Security or Securities or any portion thereof which is $1,000 principal amount or an integral multiple thereof into such number of fully paid and non-assessable Units as is equal, subject to Section 10.08, to the quotient of the principal of the Securities being so converted divided by the Conversion Price (as defined below) then in effect, upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. The "Conversion Price" shall be $15.2063, subject to adjustment as set forth in Section 10.04. For convenience, the conversion of any portion of the principal of any Security or Securities into Units or other Securities is hereinafter sometimes referred to as the conversion of such Security or Securities.

SECTION 10.02    Issuance of Units on Conversion.

         As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion pursuant to Section 10.01, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable Units into which such Security or Securities may be converted in accordance with the provisions of this Article 10. Such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the Units upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such Units at such time and such conversion shall be at the Conversion Price in effect at such time; provided, however, that with respect to the Company's Units no such surrender on any date when the stock transfer books of the Company shall be closed (but not for any period in excess of five days) shall be effective to constitute the Person or Persons entitled to receive the Units upon such conversion as the record holder or holders of such Units on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such Units as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be deemed to have been made, and shall be made at the Conversion Price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee written notice whenever the stock transfer books of the Company shall be closed. If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next succeeding Business Day.

         Upon Conversion of any Security which is converted in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of such Security.

SECTION 10.03    Payment of Interest.

         When the Securities are converted, all interest accrued and unpaid (whether or not currently payable) on the Securities to the date of conversion shall be immediately due and payable, in cash or other immediately available funds, and must accompany the Units issued upon such conversion.

SECTION 10.04    Adjustment of Conversion Price.

         The Conversion Price shall be subject to adjustment as follows:

                  (1) In case the Company shall at any time or from time to time
(i) pay a dividend or make a distribution (other than a dividend or distribution paid or made to the Holders of the Securities in the manner provided in Section 4.03) on the outstanding Units in Units or other equity interests (which, for purposes of this Section 10.04 shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire Units or other equity interests) of the Company, (ii) subdivide the outstanding Units into a larger number of Units, (iii) combine the outstanding Units into a smaller number of Units, (iv) issue any equity interest in a reclassification of the Units or (v) pay a dividend or make a distribution on the outstanding Units in Units or other equity interests pursuant to a rights plan, "poison pill" or similar arrangement, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of Securities thereafter surrendered for conversion shall be entitled to receive the number of Units or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Securities been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 10.04(1) shall become effective retroactively (i) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Units entitled to receive such dividend or distribution or (ii) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  (2) In case the Company shall at any time or from time to time issue or sell Units (or securities convertible into or exchangeable for Units, or any options, warrants or other rights to acquire Units) (other than options to acquire Units granted pursuant to any stock option plan of the Company at an exercise price per Unit equal to or greater than the fair market value per Unit on the date of grant as determined pursuant to such stock option plan and other than Units issued pursuant to the Company's Employee Unit Purchase Plan), at a price per Unit less than the Current Market Price per Unit then in effect at the record date referred to in the following sentence (treating the price per share or unit of any security convertible or exchangeable or exercisable into Units as equal to (i) the sum of the price for such security convertible, exchangeable or exercisable into Units plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Units divided by (ii) the number of Units initially underlying such convertible, exchangeable or exercisable security), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to such record date by a fraction (x) the numerator of which shall be the sum of the number of Units outstanding on such record date plus the number of additional Units issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (y) the denominator of which shall be the sum of the number of Units outstanding on such record date plus the number of Units which the aggregate consideration for the total number of such additional Units so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Current Market Price per Unit on such record date. Such adjustment shall be made whenever such Units, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of holders of Units entitled to receive such Units, securities, options, warrants or other rights; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 10.04(2) shall only be made upon the issuance of such Units or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrants or other right; provided, further, that if any convertible or exchangeable securities, options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 10.04(2) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted with respect to the related event) on the basis of (x) eliminating from the computation any additional Units corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional Units, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

                  (3) In case the Company shall at any time or from time to time issue or sell Units or securities convertible into or exchangeable for Units, or any options, warrants or other rights to acquire Units (other than Units and options to acquire Units, in each case issued pursuant to any stock option plan of the Company or the Company's Employee Unit Purchase Plan), at a price per Unit less than the Conversion Price then in effect at the record date referred to in the following sentence (treating the price per share or unit of any security convertible or exchangeable or exercisable into Units as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Units plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Units divided by (B) the number of Units initially underlying such convertible, exchangeable or exercisable security), then, and in each such case, the Conversion Price then in effect shall be adjusted, to the extent an adjustment is not made for any such issuance or sale pursuant to Section 10.04(2), by dividing the Conversion Price in effect on the day immediately prior to such record date by a fraction (x) the numerator of which shall be the sum of the number of Units outstanding on such record date plus the number of additional Units issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (y) the denominator of which shall be the sum of the number of Units outstanding on such record date plus the number of Units which the aggregate consideration for the total number of such additional Units so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Conversion Price on such record date. Such adjustment shall be made whenever such Units, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of holders of Units entitled to receive such Units, securities, options, warrants or other rights; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 10.04(3) shall be made upon the issuance of such Units or such convertible or exchangeable securities, options, warrants or other rights; provided, further, that if any convertible or exchangeable securities, options, warrants or other rights (or any portion thereof) which shall have given rise to an adjustment pursuant to this Section 10.04(3) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted with respect to the related event) on the basis of (x) eliminating from the computation any additional Units corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional Units, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at this time.

                  (4) In case the Company shall at any time or from time to time distribute on or with respect to the Units (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Units are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (i) Regular Distributions (as defined in Section 10.04(7)), (ii) dividends and distributions paid or made in the manner provided in Section 4.03 and, (iii) dividends payable in Units for which adjustment is made under Section 10.04(1)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 10.04(2) and 10.04(3)), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction
(x) the numerator of which shall be the Current Market Price of the Units on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the Units less the amount that a willing buyer would pay a willing seller in an arm's length transaction at such time (as determined by the Board of Directors of the Managing General Partner) for the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one Unit (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the holder of the Securities would otherwise be entitled to receive such rights upon conversion at any time of the Securities into Units unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this
Section 10.04(4) as a distribution on the Units. Such adjustment shall be made whenever any such distribution is made; provided, however, that in the case of a Cash Distribution such adjustment shall be calculated not later than 45 days following the last day of the Calculation Period (as defined in Section 10.04(7) or the Relevant Period, as the case may be. The adjustment shall become effective retroactively to a date immediately following the close of business on the record date for the determination of holders of Units entitled to receive such distribution.

                  (5) In case the Company at any time or from time to time shall take any action affecting the Units or its other equity interests, if any, other than an action described in any of Section 10.04(1) through Section 10.04(5), inclusive, or Section 10.10, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Securities).

                  (6) Notwithstanding anything herein to the contrary, no adjustment under this Section 10.04 need be made to the Conversion Price (i) unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect or (ii) for issuances of Units to any or all of the Managing General Partner, National Healthcare Corporation, a Tennessee corporation (the "Administrative General Partner") and Mr. W. Andrew Adams ("Adams") solely for the purpose of maintaining their collective 1% interest in the Company. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price. Any adjustment to the Conversion Price carried forward and not theretofore made shall be made immediately prior to the conversion of these Securities pursuant hereto.

                  (7) For purposes of Section 10.04(4), a "Regular Distribution" shall mean a Cash Distribution in an amount that, when added to the amount of all other Cash Distributions made during the 12-month period ending on the last day of the fiscal quarter of the Company in which such Cash Distribution is made (the "Calculation Period"), does not exceed sixty percent (60%) of the income of the Company during the Calculation Period that, if the Calculation Period were a calendar year, would be subject, in the hands of the holders of Units, to United States federal income tax applicable to the Calculation Period.

                  (8) Notwithstanding anything herein to the contrary, if the Company shall take a record of the holders of Units for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to holders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

SECTION 10.05    Notice of Adjustment of Conversion Price.

         Whenever the conversion price for the Securities is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 10.04 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to
         Section 2.04 and with the Trustee; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

                  (c) If the conversion price is adjusted and the Company fails to file an Officers' Certificate with the Trustee as provided by
         Section 10.05(a) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely conclusively on the conversion price set forth in the Officer's Certificate most recently received by the Trustee (or as set forth in this Indenture if the conversion price shall not have been adjusted).

SECTION 10.06    Notice of Certain Corporate Action.

                  (1) In case at any time or from time to time:

                  (a) the Company shall authorize the granting to holders of Units or other equity interests, if any, of the Company of rights or warrants entitling them to subscribe for or purchase any equity interests of any class or of any other rights or warrants; or

                  (b) of any reclassification of the Units or other equity interests, if any, of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any holders of Units of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (d) the Company shall declare a dividend (or any other distribution) on the Units or other equity interests, if any, of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 2.04 and shall cause to be mailed to all Holders of Securities that are convertible into the Company's Units at their last addresses as they shall appear in the Security Register, as promptly as possible, but in any event at least 10 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Units of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Units of record shall be entitled to exchange their Units for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, provided that in the case of any event to which
Section 10.10 applies, the Company shall give at least 10 days prior notice as aforesaid. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Securities and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

         (2) In case the Company or any Affiliate of the Company shall propose to engage in a "Rule 13e-3 Transaction" as defined in the Commission's Rule 13e-3 under the Exchange Act, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the Commission or any other Person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a copy of all information required to be given to the holders of the Company's Capital Stock pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section 10.06 or any other provision of the Securities or this Indenture.

SECTION 10.07    Taxes on Conversions.

         The issuance or delivery of certificates for Units upon the conversion of Securities shall be made without charge to the converting Holder of Securities for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the Securities converted. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Units in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 10.08    Fractional Units.

         No fractional Units or scrip representing fractional Units shall be issued upon any conversion of Securities. If any such conversion would otherwise require the issuance of a fractional Unit an amount equal to such fraction multiplied by the Current Market Price per Unit on the Business Day preceding the day of conversion shall be paid to the Holder in cash by the Company.

SECTION 10.09    Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee or the Conversion Agent to be canceled by or at the direction of the Trustee or the Conversion Agent, which shall dispose of the same as provided in
Section 2.10.

SECTION 10.10    Provisions in Case of Consolidation, Merger or Sale of Assets.

         (1) In case of any capital reorganization or reclassification or other change of outstanding Units or other equity interests, if any, or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of Units or other outstanding equity interests, if any), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to the Trustee and to each Holder, at least 10 Business Days prior to effecting any of the foregoing Transactions, a supplemental indenture providing that each Holder of Securities shall have the right thereafter to convert such Securities into the kind and amount (estimating such amount to the extent necessary) of equity securities or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of Units into which such Securities could have been converted immediately prior to such Transaction. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 10. If, in the case of any such Transaction, the equity securities, other securities, cash or property receivable thereupon by a holder of Units includes equity or other securities of a Person other than the successor or purchasing Person and other than the Company, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues equity securities, other securities, other property or cash to holders of Units, then such supplemental indenture, also shall be executed by such Person, and such Person shall, in such supplemental indenture, specifically acknowledge the obligations of such successor or purchasing person and acknowledge its obligations to issue such equity securities, other securities, other property or cash to the Holders upon conversion of the Securities as provided above.

The provisions of this Section 10.10 and any equivalent thereof in any such supplemental indenture similarly shall apply to successive Transactions.

         (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 10.11    Disclaimer by Trustee of Responsibility for Certain Matters.

         The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion price for such Securities, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any Units, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Units or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 7.01, to comply with any of the covenants of the Company contained in this Article.

SECTION 10.12    Covenant to Reserve Units.

         The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized number of Units, solely for the purpose of issuance upon conversion of Securities as herein provided, such number of Units as shall then be issuable upon the conversion of all Outstanding Securities. The Company covenants that all Units which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this Section 10.12, the number of Units which shall be deliverable upon the conversion of all Outstanding Securities shall be computed as if at the time of computation all Outstanding Securities were held by a single holder. The Company shall take all action required to increase the authorized number of Units if at any time there shall be insufficient authorized but unissued Units to permit the reservation referred to above or to permit the conversion of all the then outstanding principal amount of the Securities.

                                   ARTICLE 11

                                CHANGE IN CONTROL

SECTION 11.01    Change of Control Offer.

         In the event of a Change of Control (as defined below) that occurs prior to the date upon which the Debentures may be redeemed in accordance with
Section 3.01 hereof, the Company shall within 15 Business Days thereafter offer to redeem from each Holder (a "Change of Control Offer"), and upon receipt by the Company of written notice of acceptance of such Change of Control Offer by a Holder the Company shall thereafter redeem all (but not less than all) Outstanding Securities owned by such Holder pursuant to such Change of Control Offer at a redemption price of 125% of the principal amount of the Securities Outstanding on the redemption date, plus accrued and unpaid interest to the redemption date, whether or not currently payable, on a date to be specified in a "Notice of Offer" (as hereinafter provided) not sooner than 30 days and not later than 60 days after the date of such notice (subject to compliance with applicable securities laws). Notwithstanding the foregoing, in the event of a Change of Control of the types set forth in clauses (iii), (iv) and (vi) below, the Company shall make the Change of Control Offer not later than ten Business Days prior to the consummation of the transaction contemplated by clause (iii),
(iv) or (vi) below, as the case may be, and the Company shall not be required to purchase any Securities unless such transaction shall be consummated, in which case the Company shall be required to purchase such Securities immediately prior to the consummation of such transaction.

SECTION 11.02    Definition of Change of Control.

         A "Change of Control" of the Company shall be deemed to have occurred:

                           (i) At such time as any Person or "group" (within the
                  meaning of Section 13(d)(3) of the Exchange Act) not including Adams, the Administrative General Partner, the Managing General Partner and each of the shareholders of the Managing General Partner (collectively "Current Management") is or becomes the beneficial owner, directly or indirectly, of outstanding Units of the Company or of shares of capital stock of the Managing General Partner, as the case may be, entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the Unit holders of the Company or of the shareholders of the Managing General Partner, as the case may be (the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on May 12, 1992, promulgated by the Commission under the Exchange
                  Act);

                           (ii) If a majority of the Board of Directors of the
                  Managing General Partner shall consist of Persons other than Continuing Directors. The term

                  "Continuing Director" shall mean any member of the Board of Directors of the Managing General Partner, on the Closing Date and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors of the Managing General Partner.

                           (iii) At such time as the Unit holders of the Company
                  or holders of shares of capital stock of the Managing General Partner, as the case may be, shall have approved a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the Persons who were the respective beneficial owners of the outstanding Units of the Company or, of the outstanding shares of capital stock of the Managing General Partner, as the case may be, immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of the combined voting power of the then outstanding shares of capital stock of the Company or the Managing General Partner, as the case may be, resulting from such reorganization, merger or consolidation;

                           (iv) At the earlier of the approval by (A) the Unit
                  holders of the Company, (B) the holders of shares of capital stock of the Managing General Partner or (C) the Board of Directors of the Managing General Partner of the sale or other disposition of all or substantially all the assets of the Company or the Managing General Partner, as the case may be, in one transaction or in a series of related transactions, other than (1) a transaction or series of transactions effected solely for the purpose of converting the form of the Company to a corporation and in which Unit holders of the Company prior to such conversion acquire, on a pro rata basis, all of the capital stock of the Company following such conversion or (2) a distribution of assets by the Company to all of its Unit holders on a pro rata basis;

                           (v) If immediately after any merger, consolidation,
                  combination, reclassification or recapitalization, Current Management (A) shall have increased the aggregate percentage of the outstanding Units of the Company represented by the Units they beneficially own, directly or indirectly, by 20% of such outstanding Units or more (or if the entity surviving such transaction is a corporation, the Current Management's ownership in the new entity shall have increased by 20% or more of the Current Management's aggregate percentage of ownership of the Company immediately prior to the transaction) and (B) shall be the beneficial owners directly or indirectly, of outstanding Units or shares of stock of the Company (or any Person surviving such transaction) entitling the Current Management collectively to exercise 50% or more of the total voting power of all Units and other voting equity interests, if any, of the Company (or the surviving Person in such transaction) and, in anticipation of, in connection with or as a result of, such transaction, the Company (or such surviving Person) shall have incurred or issued additional Indebtedness such that the total Indebtedness so incurred or issued equals at least 50% of the consideration payable in such transaction; provided, however, that any such transaction shall not be considered a Change of Control if the Holders shall have participated therein on no less than a pari passu basis (assuming conversion of all of the Holders' Securities into Units) with Current Management collectively;

                           (vi) At the earlier of the approval by (A) the Unit
                  holders of the Company or (B) the Board of Directors of the Managing General Partner of any transaction the result of which is that the Units shall no longer be required to be registered under Section 12 of the Exchange Act and that the holders of Units do not receive common stock of the Person surviving such transaction which is required to be registered under Section 12 of the Exchange Act.

                           (vii) If any Person other than Adams shall become the
                  Special General Partner (as defined in the Amended and Restated Agreement of Limited Partnership of the Company), other than solely by reason of the death, disability or personal bankruptcy of Adams.

SECTION 11.03    Notice of Offer.

         The Change of Control Offer shall remain open from the time of mailing until the redemption date set forth in the Notice of Offer. The Notice of Offer shall be accompanied by a copy of the information most recently required to be supplied under Section 4.02. The Notice of Offer shall contain all instruments and material necessary to enable the Holders to tender the Securities pursuant to the Change of Control Offer. The Notice of Offer, which shall govern the terms of the Change of Control Offer, shall state:

                           (i) that the Change of Control Offer is being made
                  pursuant to Section 11.01 and that tendered Securities will be redeemed;

                           (ii) the redemption price and the date for
                  redemption;

                           (iii) that the Change of Control Offer is being made
                  for all (but not less than all) Securities held by a Holder;

                           (iv) that the Securities redeemed pursuant to the
                  Change of Control Offer shall cease to accrue interest after the designated date for purchase (unless the Company shall default in the payment of the redemption price pursuant to the Change of Control Offer, in which case the Securities shall not cease to accrue interest after such date);

                           (v) such other information respecting the procedures
                  for accepting the Change of Control Offer as the Company shall include and such other information as may be required by law; and

                           (vi) that (unless otherwise required by law) any
                  Holder will be entitled to withdraw his or her election if the Company receives, not later than the close of business on the third Business Day next preceding the date scheduled for redemption, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities such Holder delivered for redemption and a statement that such Holder is withdrawing election to have such Securities redeemed.

                                   ARTICLE 12

                            SUBORDINATION; SENIORITY

SECTION 12.01    Securities Subordinated to Senior Indebtedness.

         (1) The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities (all of the foregoing, a "Payment or Distribution") shall be subordinated and subject in right of payment, to the extent and in the manner provided in this Article 12, except as provided in Article 8, to the prior payment in full of all Senior Indebtedness, whether outstanding on the date hereof or hereafter incurred.

         A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of Securities or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article 8 hereof).

         (2) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing of the Senior Indebtedness.

         (3) All the provisions of this Indenture and the Securities shall be subject to the provisions of this Article 12 so far as they may be applicable thereto, except that nothing in this Article 12 shall apply to claims for, or payments to, the Trustee under or pursuant to Section 7.07.

         (4) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Securities, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Securities or the Trustee with any of the terms, provisions and covenants of the Securities or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

         (5) In the event that the Securities are declared due and payable before their expressed maturity because of the occurrence of a default hereunder, (i) the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness and (ii) all Senior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof.

SECTION 12.02 Company Not to Make Payments with Respect to Securities in Certain Circumstances.

         No payment shall be made by the Company of any subordinated amounts:
(a) in the event and during the continuation of any default in the payment (a "Payment Default") of principal, premium, if any, interest or any other payment due on any Senior Indebtedness under or in connection with the instrument, agreement or lease evidencing such Senior Indebtedness and the holders of the requisite principal amounts of such Senior Indebtedness or their agents shall not have delivered to the Holders a notice of waiver of the benefits of this clause (a) and a consent to the making of scheduled payments on or on account of the Securities or taking any other prohibited action until further notice from such holders or such agents; or (b) in the event of receipt of written notice by the Holders from the holders of any Senior Institutional Indebtedness or their representatives of a default (other than a Payment Default) permitting acceleration of any Senior Institutional Indebtedness for a period (the "Blockage Period") terminating on the earlier to occur of (i) the cure, waiver or cessation of such default or (ii) 180 days from the date of receipt of written notice thereof by the Holders. At the expiration of such Blockage Period, and so long as there does not exist a Payment Default, the Company shall promptly pay to the Holders all sums not paid during such Blockage Period as a result of this paragraph. For all purposes of this paragraph, no event of default which existed or was continuing with respect to the Senior Institutional Indebtedness to which the Blockage Period relates on the date such Blockage Period commenced shall be or be made the basis for the commencement of any subsequent Blockage Period by the holder or holders of such Senior Institutional Indebtedness (or their respective agents) unless such event of default is cured or waived for a period of not less than 90 consecutive days. There shall be no more than one Blockage Period initiated in any 360 day period.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment (other than equity securities or other securities of the Company or any other entity, the payment of which is subordinated at least to the extent provided in this Article 12 to the payment of all Senior Indebtedness that may at the time be outstanding) is made on account of the principal, premium, if any, or interest on, or other amounts payable in respect of, the Securities including, without limitation, any amount payable in connection with the redemption of the Securities; and upon any such dissolution, winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders would be entitled, except for the provisions of this Article 12, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders if received by them, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Holders before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instrument evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article 5 shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 12.03    Subrogation of Securities.

         Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior



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Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 12, and no payments over pursuant to the provisions of this Article 12 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, the Company's creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 12 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 12 shall have been applied, pursuant to the provisions of this Article 12 to the payment of amounts payable under Senior Indebtedness of the Company, then, and in such case, the Holders shall be entitled to receive from the holders of Senior Indebtedness the full amount of any such payments or distributions received by holders of Senior Indebtedness in excess of the amount sufficient to pay in full all amounts payable under or in respect of, the Senior Indebtedness of the Company.

         Nothing contained in this Article 12 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture or the Securities, subject to the rights, if any, under this Article 12 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article 12, the Trustee, subject to the provisions of Section 7.01, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the



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amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

SECTION 12.04    Authorization by Holders of Securities.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Security and the holders of Senior Indebtedness, the subordination provided in this Article 12 and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities and to effectuate the full benefit of the subordination contained herein. Upon failure of the Trustee so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim.

SECTION 12.05    Notices to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12 unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security) with respect to such moneys the notice provided for in this Section 12.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such

Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.06    Trustee's Relation to Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 12 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 7.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders of the Securities or the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 12 or otherwise.

SECTION 12.07    No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Securities or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Securities with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 12.08    Article 12 Not To Prevent Events of Default.

         The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision in this Article 12 shall not be construed as preventing the occurrence of an Event of Default with respect to such Securities under Section 6.01.

SECTION 12.09    Paying Agents other than the Trustee.

         In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 12 shall in such case (unless the context shall otherwise require) be construed as extending to and including



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



such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 12 in addition to or in place of the Trustee.

SECTION 12.10    Securities Senior to Subordinated Indebtedness.

         The indebtedness represented by the Securities will be senior and prior in right of payment to all subordinated indebtedness, to the extent and in the manner provided in such subordinated indebtedness.

SECTION 12.11    Holder's Relation to Senior Indebtedness.

         The Holders shall be entitled to all the rights set forth in this
Article 12 in respect of any Senior Indebtedness at any time held by them, to the extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Holders of any of their rights as such Holder.

         With respect to the holders of Senior Indebtedness, the Holders undertake to perform or to observe only such of its covenants and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Holders. The Holders shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Holders shall not be liable to any holder of Senior Indebtedness if they shall mistakenly pay over or deliver to the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 12 or otherwise.

                                   ARTICLE 13

                                  MISCELLANEOUS

SECTION 13.01    Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.02    Notices.

         Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture



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shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received the business day after the receipt thereof by such service), addressed as follows:

         if to the Company:

         National HealthCare L.P.
         100 Vine Street
         Suite 1400
         City Center
         Murfreesboro, TN  37130

         if to the Trustee:

         First American National Bank
         400 First American Center
         Nashville, Tennessee 37237

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.





                                       62
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SECTION 13.03    Communications by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 13.04    Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate (which shall include the statements set forth in Section 13.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel (which shall include the statements set forth in Section 13.05) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05    Statements Required in Certificate and Opinion.

         Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

SECTION 13.06    Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.




                                       63
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SECTION 13.07    Record Date.

         Whenever the Company or the Trustee solicits an act of Securityholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

SECTION 13.08    Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which either the Trustee or the Company is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.09    Governing Law.

         THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 13.10    No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.11    No Recourse Against Others.

         No shareholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

SECTION 13.12    Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.13    Multiple Counterparts.




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         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 13.14    Table of Contents, Headings, etc.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.15    Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                   NATIONAL HEALTHCARE L.P.



                                   By: /s/ Richard F. LaRoche, Jr.
                                       ----------------------------------------
                                       Name: Richard F. LaRoche, Jr.
                                       Title: Senior Vice President & Secretary



                                   FIRST AMERICAN NATIONAL BANK,
                                   as Trustee




                                   By:
                                       ----------------------------------------
                                       Authorized Officer